                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VCV
------------------------------


-----------------------------------------------------------------------
Six-month total return(1)                                     1.19%
-----------------------------------------------------------------------
One-year total return(1)                                     13.62%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      9.73%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.42%
-----------------------------------------------------------------------
Commencement date                                           4/30/93
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.22%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.17%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.15%
-----------------------------------------------------------------------
Net asset value                                              $16.40
-----------------------------------------------------------------------
Closing common share market price                            $15.63
-----------------------------------------------------------------------
Six-month high common share market price (11/13/01)          $16.40
-----------------------------------------------------------------------
Six-month low common share market price (3/26/02)            $15.02
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  75.0%   [PIE CHART]
- AA/Aa..............   6.9%
- A/A................   3.1%
- BBB/Baa............  13.7%
- B/B................   1.3%
As of October 31, 2001
- AAA/Aaa............  71.5%   [PIE CHART]
- AA/Aa..............   7.8%
- A/A................   5.0%
- BBB/Baa............  14.5%
- B/B................   1.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0785
12/01                                                                           0.0785
1/02                                                                            0.0785
2/02                                                                            0.0810
3/02                                                                            0.0810
4/02                                                                            0.0810

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            15.90                              15.00
Public Education                                                           13.40                              10.90
Water & Sewer                                                              13.30                              16.60
Transportation                                                             11.80                              13.70
Public Building                                                            11.60                              11.10

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9300                            15.0000
                                                                          15.2700                            14.1250
                                                                          15.9700                            14.8750
12/93                                                                     15.7300                            14.0000
                                                                          13.5300                            12.6250
                                                                          13.4700                            12.1250
                                                                          13.2300                            12.0000
12/94                                                                     12.4700                            10.5000
                                                                          13.9600                            12.0000
                                                                          14.1200                            12.1250
                                                                          14.5500                            12.0000
12/95                                                                     15.4000                            12.2500
                                                                          14.6500                            12.2500
                                                                          14.5200                            11.8750
                                                                          14.8900                            12.2500
12/96                                                                     15.2100                            12.6250
                                                                          14.8000                            12.8750
                                                                          15.4100                            13.8150
                                                                          15.9000                            14.3125
12/97                                                                     16.3000                            14.9375
                                                                          16.2800                            15.5000
                                                                          16.3100                            15.6250
                                                                          16.9200                            16.0625
12/98                                                                     16.6700                            16.4375
                                                                          16.5900                            16.0000
                                                                          15.8600                            14.6875
                                                                          15.4000                            14.5625
12/99                                                                     14.7300                            13.6875
                                                                          15.3400                            13.8125
                                                                          15.4000                            14.0620
                                                                          15.8200                            14.6875
12/00                                                                     16.5600                            14.7500
                                                                          16.5400                            15.1000
                                                                          16.1800                            15.4400
                                                                          16.8600                            16.0500
12/01                                                                     16.3000                            15.4700
                                                                          16.0600                            15.1500
4/02                                                                      16.4000                            15.6300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE ITS INCEPTION IN 1993 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The California market was particularly volatile. The state's economic troubles, coupled with fears of the impact of a looming power crisis, led the major ratings agencies to downgrade the state's debt in the fourth quarter. As you might expect, this had a serious impact on the market for California municipals. By the end of the period, however, investor sentiment appeared to become less negative, and the market for the state's debt seemed poised to stabilize.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0810 per share translated to a distribution rate of 6.22 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.17 percent on a taxable investment (for an investor in the 44.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 1.19 percent based on common share market price. This reflects a decrease in common share market price from $15.92 per share on October 31, 2001 to $15.63 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 0.42 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold the securities and rotated into others that we believed offered better total return potential.

    The trust also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

    We reinvested the proceeds from these calls across a spectrum of sectors. The trust entered the period well diversified, and it was our goal to keep it that way. As a result, we made only modest sector adjustments. The two sectors that saw the largest increase were public and higher education. Those sectors were among the largest in terms of issuance over the period, and we were able to take advantage of several well-priced issues there.

    While we kept the sector allocations fairly stable, we did slightly adjust the portfolio's interest-rate profile. Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates.

With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

    The California market should see substantial supply in the months ahead. The state is anticipated to bring an $11 billion water resources issue, the largest municipal bond offering in the history of the market. This would help make the state the largest issuer in the nation for the year. Fortunately, we anticipate that the state's relatively high income tax rates should keep demand for the bonds strong.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  156.1%
          CALIFORNIA  142.0%
$2,000    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/21   $    696,440
 1,610    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/22        526,583
 1,000    Abag Fin Auth For Nonprofit Corp CA Ctfs
          Part Childrens Hosp Med Cent (AMBAC Insd)..  5.875%   12/01/19      1,080,240
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd
          Rev Ctf Lincoln Glen Manor Sr Citizens (CA
          MTG Insd)..................................  6.100    02/15/25      1,060,490
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)...........................  6.400    08/15/30      1,081,970
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser B Rfdg
          (Asset Gty Insd)...........................  6.250    08/15/30      1,085,190
 2,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D...................  5.000    04/01/17      2,039,580
 1,390    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
          (FSA Insd) (a).............................  5.500    08/01/19      1,467,381
 1,510    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
          (FSA Insd) (a).............................  5.500    08/01/20      1,586,557
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................  5.250    04/01/24        928,110
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................  6.750    06/01/30      1,065,530
   835    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)...................  6.000    03/01/16        896,063
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd)......................   *       08/01/24        263,300
 1,615    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)................................  6.100    02/01/28      1,673,479
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd)......................  5.850    08/01/17      1,030,330

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Gas & Elec Ser A Rfdg (MBIA Insd)......  5.900%   06/01/14   $  1,145,980
 2,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Ser B...............  6.350    06/01/09      1,960,640
   905    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser B (GNMA
          Collateralized)............................  6.150    06/01/20        961,255
   385    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
          Collateralized)............................  7.500    08/01/27        437,156
   345    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser A2 (GNMA
          Collateralized)............................  7.950    12/01/24        377,106
 2,400    California St (AMBAC Insd).................  6.400    09/01/08      2,775,480
 1,000    California St (FGIC Insd)..................  5.000    10/01/23        982,540
 2,670    California St Dept Wtr Res Cent Vly Proj
          Rev Wtr Sys Ser L Rfdg (MBIA Insd).........  5.625    12/01/12      2,805,956
 3,000    California St Pub Wks Brd Energy Efficiency
          Rev Ser A (FSA Insd).......................  5.250    05/01/08      3,106,890
 3,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections CA St Prison D Susanville (MBIA
          Insd)......................................  5.375    06/01/18      3,048,360
 1,000    California St Univ Fresno Assn Sr Aux
          Organization Event Ctr.....................  6.000    07/01/31      1,000,500
 3,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/15      3,076,380
 2,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/16      2,038,260
 1,000    California Statewide Cmntys Dev Huntington
          Mem Hosp (Connie Lee Insd).................  5.750    07/01/16      1,062,440
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/32        193,835
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/33        183,105
 2,000    Central Vly Fin Auth CA Cogeneration Proj
          Rev (MBIA Insd)............................  5.000    07/01/17      2,039,500
 1,500    Chaffey, CA Uni High Sch Dist Ser C (FSA
          Insd) (a)..................................  5.000    05/01/27      1,468,155
 1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr
          Dist Swr Sys Proj Rfdg (AMBAC Insd)........  7.000    08/01/08      1,714,406
 2,000    Chino Hills, CA Ctf Part Wtr Sys Refin Proj
          (FGIC Insd)................................  5.600    06/01/18      2,073,560
 1,965    Contra Costa Cnty, CA Ctf Part Merrithew
          Mem Hosp Proj Rfdg (MBIA Insd).............  5.500    11/01/22      2,026,465

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,250    Corona Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)...........................   *       09/01/16   $    601,750
 1,595    Corona Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)...........................   *       09/01/17        718,835
 1,735    Corona Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)...........................   *       09/01/18        730,834
 2,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          Sub........................................  5.250%   06/01/19      2,046,860
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd)...............................  5.600    09/01/29      1,045,510
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd) (b)...........................  5.600    09/01/34      1,043,460
 1,255    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd).....  5.375    08/15/29      1,274,176
 1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt
          Dist No 1 Cap Apprec Ser A (AMBAC Insd)....   *       10/01/19        395,516
 1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt
          Dist No 1 Cap Apprec Ser A (AMBAC Insd)....   *       10/01/21        365,075
 6,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/30      1,074,360
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/31        839,050
 3,100    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity)..................................   *       01/01/27        790,810
 7,005    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity)..................................   *       01/01/28      1,678,118
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (c)............... 0/5.875   01/15/27      1,895,040
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Rfdg...................................  5.750    01/15/40      1,003,220
 1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch &
          Elem Sch Ser A Rfdg (MBIA Insd)............  5.750    11/01/16      1,078,380
 1,500    Glendale, CA Uni Sch Dist Ser C (FSA
          Insd)......................................  5.500    09/01/19      1,570,815
 2,340    Inglewood, CA Redev Agy Tax Alloc Century
          Redev Proj Ser A Rfdg......................  6.000    07/01/08      2,424,217
 1,000    Inland Empire Solid Waste Fin Auth CA Rev
          Landfill Impt Fin Proj Ser B (Prerefunded @
          08/01/06) (FSA Insd).......................  6.000    08/01/16      1,137,030
 1,000    Irvine, CA Pub Fac & Infrastructure Auth
          Assmt Rev Ser B (AMBAC Insd)...............  5.000    09/02/22        984,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,600    La Quinta, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)............  7.300%   09/01/08   $  1,933,424
 1,145    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       08/01/21        397,968
 1,020    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       08/01/24        295,535
 1,255    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       08/01/25        343,155
 1,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refin Proj A (AMBAC Insd)...  5.250    05/01/24      1,008,920
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser B (FSA
          Insd)......................................  4.750    07/01/24        940,500
 1,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
          Cap Constr Rfdg (AMBAC Insd)...............  5.000    03/01/11      1,025,830
 1,000    Los Angeles, CA Cmnty College Dist Ser A
          (MBIA Insd)................................  5.000    06/01/26        980,060
 2,000    Los Angeles, CA Convention & Exhibition
          Cent Auth Lease Rev Ser A Rfdg (MBIA
          Insd)......................................  5.150    08/15/08      2,078,660
 1,000    Los Angeles, CA Ctf Part Dept Pub Social
          Svcs Ser A (AMBAC Insd)....................  5.500    08/01/31      1,030,240
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
          Rio W L. A. (AMBAC Insd)...................  6.000    11/01/19      1,104,020
   260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev........................................  6.000    02/15/28        278,619
   260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev........................................  6.000    02/15/30        269,386
 3,650    Manhattan Beach, CA Uni Sch Dist Cap Apprec
          Ser B (FGIC Insd)..........................   *       09/01/22      1,185,994
 1,230    Merced, CA Irrig Dist Ctf Part Wtr Fac Proj
          (Prerefunded @ 11/01/03)...................  6.400    11/01/10      1,331,770
 2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg.................................  4.750    07/01/22      1,891,820
 3,240    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd)......................   *       08/01/26        753,106
 1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       09/01/17        450,680
 6,185    New Haven, CA Uni Sch Dist Cap Apprec Ser D
          (FGIC Insd)................................   *       08/01/20      2,155,534
 2,455    Paradise, CA Irrig Dist Rev Ctf Part Wtr
          Sys Proj (Prerefunded @ 01/01/03)..........  6.400    01/01/14      2,580,033

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,765    Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)......................................  6.250%   08/01/23   $  1,874,695
 1,790    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)............  6.100    08/01/08      1,912,096
 1,000    Pomona, CA Ctfs Partn Mission Promenade
          Proj Ser AE (AMBAC Insd)...................  5.375    10/01/32      1,010,740
 3,350    Port Oakland, CA Port Rev Ser G (MBIA
          Insd)......................................  5.375    11/01/25      3,385,007
 2,000    Port Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A.............................  6.750    01/01/12      2,046,980
 1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
          (FSA Insd).................................  5.250    09/01/20      1,018,510
 2,150    Riverside, CA Elec Rev Rfdg (MBIA Insd)
          (b)........................................  5.000    10/01/13      2,171,758
 1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
          Rfdg (AMBAC Insd)..........................  4.750    10/01/27        930,230
 2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev
          Ser A......................................  5.875    12/01/27      2,203,760
 2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev
          Ser A Rfdg (AMBAC Insd)....................  5.500    12/01/16      2,188,540
 1,000    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)................  4.750    05/01/23        942,290
   700    Sacramento, CA Cogeneration Auth
          Cogeneration Proj Rev Proctor & Gamble
          Proj.......................................  6.375    07/01/10        747,789
 2,000    Sacramento, CA Muni Util Dist Elec Rev Ser
          E (MBIA Insd)..............................  5.750    05/15/22      2,049,540
 2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctf
          Part (MBIA Insd)...........................  5.500    09/01/20      2,091,200
 1,000    San Diego, CA Pub Fac Fin Auth Swr Rev
          (FGIC Insd)................................  5.000    05/15/20        998,210
 1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       07/01/17        454,600
 2,030    San Diego, CA Uni Sch Dist Ser C (FSA
          Insd)......................................  5.000    07/01/16      2,099,284
 2,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd)......................................  5.800    05/01/21      2,058,280
 1,000    San Francisco, CA Uni Sch Dist Ctf Part
          (AMBAC Insd)...............................  4.750    08/01/24        940,370
 1,000    San Jose, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser F Rfdg (MBIA Insd)............  5.000    09/01/17      1,022,020
 1,600    San Leandro, CA Ctf Part Lib & Fire
          Stations Fin (AMBAC Insd)..................  5.700    11/01/20      1,704,448

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd).............  4.750%   07/15/23   $    945,590
 2,340    Santa Monica-Malibu, CA Uni Sch Dist Cap
          Apprec (FGIC Insd).........................   *       08/01/23        718,286
   975    Stanton, CA Multi-Family Rev Hsg
          Continental Garden Apts (FNMA
          Collateralized)............................  5.625    08/01/29      1,006,814
 2,400    Tulare Cnty, CA Ctf Part Cap Impt Pgm Ser A
          (Prerefunded @ 02/15/06) (MBIA Insd).......  6.000    02/15/16      2,722,200
 1,000    Ukiah, CA Uni Sch Dist (FGIC Insd).........   *       08/01/17        452,630
 2,000    University of CA Ctf Part San Diego Campus
          Projs Ser A................................  5.250    01/01/32      1,983,500
 2,000    University of CA Rev Multi Purp Proj Ser C
          Rfdg (AMBAC Insd)..........................  5.125    09/01/13      2,055,980
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd)......................................  5.000    09/01/19      1,004,750
                                                                           ------------
                                                                            140,431,869
                                                                           ------------
          PUERTO RICO  11.9%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser W Rfdg (b).............................  5.500    07/01/17      2,040,280
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)......................  6.250    07/01/21      5,863,450
 1,700    Puerto Rico Comwlth Ser A Rfdg.............  6.250    07/01/10      1,739,015
 2,000    Puerto Rico Elec Pwr Auth Pwr Ser II.......  5.375    07/01/17      2,111,680
                                                                           ------------
                                                                             11,754,425
                                                                           ------------
          U. S. VIRGIN ISLANDS  2.2%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A..........................  6.375    10/01/19      1,078,640
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A..........................  6.500    10/01/24      1,078,910
                                                                           ------------
                                                                              2,157,550
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  156.1%
  (Cost $144,328,897)...................................................    154,343,844
SHORT-TERM INVESTMENTS  2.3%
  (Cost $2,300,000).....................................................      2,300,000
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  158.4%
  (Cost $146,628,897)...................................................   $156,643,844
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%.............................      2,250,848
PREFERRED SHARES  (60.7%)...............................................    (60,011,335)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $ 98,883,357
                                                                           ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed-delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CA MTG--California Mortgage Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $146,628,897).......................  $156,643,844
Cash........................................................        90,370
Receivables:
  Investments Sold..........................................     4,590,000
  Interest..................................................     2,406,242
Other.......................................................           304
                                                              ------------
    Total Assets............................................   163,730,760
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,489,158
  Investment Advisory Fee...................................        77,862
  Administrative Fee........................................        25,954
  Affiliates................................................        10,448
Trustees' Deferred Compensation and Retirement Plans........       142,524
Accrued Expenses............................................        90,122
                                                              ------------
    Total Liabilities.......................................     4,836,068
Preferred Shares............................................    60,011,335
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 98,883,357
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($98,883,357 divided by 6,029,844 shares outstanding).......  $      16.40
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................  $     60,298
Paid in Surplus.............................................    88,589,917
Net Unrealized Appreciation.................................    10,014,947
Accumulated Undistributed Net Investment Income.............     1,128,278
Accumulated Net Realized Loss...............................      (910,083)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 98,883,357
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $158,883,357
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,336,907
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      474,583
Administrative Fee..........................................      158,195
Preferred Share Maintenance.................................       89,479
Trustees' Fees and Related Expenses.........................       19,350
Legal.......................................................       13,931
Custody.....................................................        2,219
Other.......................................................       72,861
                                                              -----------
    Total Expenses..........................................      830,618
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,506,289
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   553,095
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,521,829
  End of the Period.........................................   10,014,947
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,506,882)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,953,787)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (419,023)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (866,521)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  3,506,289        $  7,020,287
Net Realized Gain..................................        553,095             387,629
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (4,506,882)          6,530,896
Distributions to Preferred Shareholders:
  Net Investment Income............................       (419,023)         (1,871,529)
                                                      ------------        ------------
Change in Net Assets from Operations...............       (866,521)         12,067,283

Distributions to Common Shareholders:
  Net Investment Income............................     (2,885,138)         (5,417,558)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (3,751,659)          6,649,725

NET ASSETS:
Beginning of the Period............................    102,635,016          95,985,291
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,128,278
  and $703,170, respectively)......................   $ 98,883,357        $102,635,016
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,    ------------------
                                                         2002 (A)     2001       2000
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)..........   $ 17.02     $ 15.92   $  14.92
                                                         -------     -------   --------
  Net Investment Income...............................       .58        1.16       1.16
  Net Realized and Unrealized Gain/Loss...............      (.65)       1.15       1.03
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.............................      (.07)       (.31)      (.35)
    Net Realized Gain.................................       -0-         -0-        -0-
                                                         -------     -------   --------
Total from Investment Operations......................      (.14)       2.00       1.84
Less Distributions Paid to Common Shareholders:
    Net Investment Income.............................       .48         .90        .84
    Net Realized Gain.................................       -0-         -0-        -0-
                                                         -------     -------   --------
NET ASSET VALUE, END OF THE PERIOD....................   $ 16.40     $ 17.02   $  15.92
                                                         =======     =======   ========
Common Share Market Price at End of the Period........   $ 15.63     $ 15.92   $13.8125
Total Return (c)......................................     1.19%*     22.12%      7.10%
Net Assets at End of the Period (In millions).........   $  98.9     $ 102.6   $   96.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................     1.68%       1.71%      1.77%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................     7.11%       7.08%      7.64%
Portfolio Turnover....................................       10%*        10%        22%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................     1.05%       1.06%      1.07%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................     6.26%       5.19%      5.34%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................     2,400       2,400      2,400
Asset Coverage Per Preferred Share (f)................   $66,206     $67,765   $ 64,994
Involuntary Liquidating Preference Per Preferred
  Share...............................................   $25,000     $25,000   $ 25,000
Average Market Value Per Preferred Share..............   $25,000     $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .12%. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.29 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of the dividend payments to preferred shareholders.

(e) Ratios reflect the effect of the dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                       APRIL 30, 1993
                                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                 OF INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
--------------------------------------------------------------------------------------
    $  16.76   $  15.94   $  15.09   $  14.80   $  12.64   $  15.81       $  14.71
    --------   --------   --------   --------   --------   --------       --------
        1.13       1.13       1.13       1.14       1.12       1.12            .42
       (1.87)       .83        .82        .21       2.21      (3.13)          1.02
        (.28)      (.33)      (.33)      (.34)      (.40)      (.26)          (.06)
         -0-        -0-        -0-        -0-        -0-       (.01)           -0-
    --------   --------   --------   --------   --------   --------       --------
       (1.02)      1.63       1.62       1.01       2.93      (2.28)          1.38
         .82        .81        .77        .72        .77        .83            .28
         -0-        -0-        -0-        -0-        -0-        .06            -0-
    --------   --------   --------   --------   --------   --------       --------
    $  14.92   $  16.76   $  15.94   $  15.09   $  14.80   $  12.64       $  15.81
    ========   ========   ========   ========   ========   ========       ========
    $13.6875   $ 15.875   $  14.25   $ 12.375   $  12.00   $ 11.125       $  14.75
      -9.11%     17.39%     21.89%      9.28%     15.04%    -19.23%           .18%*
    $   90.0   $  101.1   $   96.1   $   91.0   $   89.3   $   76.2       $   95.3
       1.74%      1.75%      1.81%      1.86%      1.96%      1.89%          1.56%
       6.99%      6.93%      7.38%      7.66%      8.17%      7.87%          5.57%
         19%        17%        23%        33%        41%        93%            36%*
       1.07%      1.09%      1.10%      1.11%      1.14%      1.11%          1.14%
       5.24%      4.90%      5.23%      5.36%      5.25%      6.02%          4.68%
       2,400      1,200      1,200      1,200      1,200      1,200          1,200
    $ 62,488   $134,213   $130,102   $125,832   $124,385   $113,537       $129,453
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $4,522,093 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $222,980 increase in cost of securities and a corresponding $222,980 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $59,044; increase net unrealized depreciation by $48,268 and decrease net realized gains by $10,776. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $1,463,178, which will expire between October 31, 2002 and October 31, 2003. Of this amount, $424,534 will expire on October 31, 2002.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $146,357,649
                                                                ============
Gross tax unrealized appreciation...........................    $ 10,654,319
Gross tax unrealized depreciation...........................         368,124
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 10,286,195
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,518,461 and $18,259,938, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2002, was 1.150% and for the six months then ended rates ranged from 1.150% to 1.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VCV SAR 6/02                                                   Member NASD/SIPC.
                                                                 6146F02-AS-6/02